PROPERTY, PLANT AND EQUIPMENT	6 Months Ended
Jun. 28, 2019
Property, plant and equipment [abstract]
PROPERTY, PLANT AND EQUIPMENT
PROPERTY, PLANT AND EQUIPMENT
The following table summarises the movement in net book value for property, plant and equipment during the six months ended 28 June 2019:

Total
€ million
Net book value as at 31 December 2018	3,888
Adjustment for adoption of IFRS 16[1]	322
Additions	293
Disposals	(31)
Depreciation expense	(289)
Currency translation adjustments	1
Net book value as at 28 June 2019	4,184
[1] Adjustment for the adoption of IFRS 16, “Leases” on 1 January 2019, as described in Note 2.
During the period the Group commenced a transformation project relating to our cold drink operations aimed at delivering a modern, differentiated and versatile equipment fleet in order to optimise net cooler placements throughout our markets.  As part of this strategy, our capital expenditure on cold drink equipment will focus on the introduction of a new, more cost effective cooler into our markets, whilst reducing maintenance and refurbishment support spending on our older equipment. We began rolling out the new commercial strategy during the first half of 2019. As a result of the operational impact of the strategic changes, we incurred a non-cash restructuring charge in the period of €24 million relating to the write down and accelerated depreciation of aged cold drink equipment assets. We expect the majority of the aged cold drink equipment assets to be removed from customer locations over a reasonable period of time and replaced with newer equipment.